SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         Market 2000+ HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-37980
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.   Other Events

          On July 30, 2002, MCI Group was delisted from trading on the Nasdaq National Market System. As set forth in the prospectus, because MCI Group was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of MCI Group included in Market 2000+ HOLDRS were distributed at a rate of 0002 MCI Group shares per Market 2000+ HOLDR. As a result, MCI Group is no longer represented in Market 2000+ HOLDRS.

          On July 30, 2002, WorldCom Group was delisted from trading on the Nasdaq National Market System. As set forth in the prospectus, because WorldCom Group was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of WorldCom Group included in Market 2000+ HOLDRS were distributed at a rate of 0.05 WorldCom Group shares per Market 2000+ HOLDR. As a result, WorldCom Group is no longer represented in Market 2000+ HOLDRS.

          As a result of a rights distribution by Ericsson LM Telephone Company, a component of Market 2000+ HOLDRS, each shareholder of record of an American Depositary Share of Ericsson as of August 13, 2002 received 1 Ericsson right, or 0.09 Ericsson rights per Market 2000+ HOLDR. Holders of a whole Ericsson right were entitled to purchase an American Depositary Share of Ericsson at a price of Swedish Krona 3.80, payable in U.S. dollars. The distributed rights expired on August 27, 2002.

          As a result of the spin-off of Travelers Property Casualty Group (Class A Common Stock) and Travelers Property Casualty Group (Class B Common Stock) from Citigroup Inc., Travelers Property Casualty Group (Class A Common Stock) and Travelers Property Casualty Group (Class B Common Stock) will be included in Market 2000+ HOLDRS. Effective August 26, 2002, 0.01296129 shares of Travelers Property Casualty Group (Class A Common Stock) and 0.2662968 shares of Travelers Property Casualty Group (Class B Common Stock) were included in each round-lot of 100 Market 2000+ HOLDRS.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               99.1 Market 2000+ HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated January 29, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


Date: October 31, 2002        By:      /s/ MITCHELL M. COX
                                       -------------------------
                                       Name:    Mitchell M. Cox
                                       Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Market 2000+ HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated January 29, 2002.

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